UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

Form 8-K
Current Report

________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 20, 2016
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
(404) 639-6500
Registrant’s telephone number, including area code
________________________________
N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events
On October 21, 2016, Fidelity Southern Corporation ("Fidelity") issued a press release announcing its Board of Directors on October 20, 2016 approved the distribution of a quarterly cash dividend of $0.12 per share on its Common Stock. This dividend is payable November 15, 2016, to shareholders of record on November 2, 2016. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION
(Registrant)
/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer

October 21, 2016